THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                         SEGMENT DATA
                                                         ------------
                                                         (UNAUDITED)
                                                         -----------



                                                       Three Months Ended                                  % Change From
                                  ----------------------------------------------------------   ------------------------------------
                                     February 28,        February 23,        November 30,         February 23,       November 30,
                                         2002                2001                2001                2001               2001
                                  ------------------  -----------------   ------------------   -----------------  -----------------
                                                         (In thousands)
NET REVENUES

Capital Markets
      Institutional Equities          $   247,918         $   341,171         $   232,181           (27%)                7%
      Fixed Income                        548,194             340,389             331,231            61%                66%
      Investment Banking                  141,318             119,975             227,372            18%               (38%)
                                  ----------------    ----------------    ----------------
  Total Capital Markets                   937,430             801,535             790,784            17%                19%

Global Clearing Services                  187,380             223,900             187,297           (16%)                0%
Wealth Management                         123,211             144,588             136,963           (15%)              (10%)
Other (a)                                  (8,843)             43,764               4,788          (120%)              (285%)
                                  ----------------    ----------------    ----------------
         Total net revenues           $ 1,239,178         $ 1,213,787         $ 1,119,832            2%                 11%
                                  ================    ================    ================


PRE-TAX INCOME

Capital Markets                       $   273,593         $   188,281         $   206,465            45%                33%
Global Clearing Services                   68,973              79,133              61,511           (13%)               12%
Wealth Management                           1,780              16,204              10,151           (89%)              (82%)
Other (a)                                 (70,819)            (30,654)            (68,162)         (131%)               (4%)
                                  ----------------    ----------------    ----------------
         Total pre-tax income         $   273,527         $   252,964         $   209,965            8%                 30%
                                  ================    ================    ================




(a) Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

                                          THE BEAR STEARNS COMPANIES INC.
                                          -------------------------------
                                         CONSOLIDATED STATEMENTS OF INCOME
                                         ---------------------------------
                                                   (UNAUDITED)
                                                   -----------



                                                                        Three Months Ended                      % Change From
                                                        ------------------------------------------------  --------------------------
                                                         February 28,      February 23,     November 30,  February 23,  November 30,
                                                            2002              2001              2001          2001          2001
                                                        --------------   --------------   --------------  ------------  ------------
                                                         (In thousands, except share and per share data)
   REVENUES
       Commissions                                          $ 264,657        $ 282,401        $ 276,605           (6%)          (4%)
       Principal transactions                                 660,750          589,571          419,501           12%           58%
       Investment banking                                     151,894          138,324          240,396           10%          (37%)
       Interest and dividends                                 598,633        1,086,599          803,094          (45%)         (25%)
       Other income                                            42,210           39,281           74,074            7%          (43%)
                                                        --------------   --------------   --------------
          Total revenues                                    1,718,144        2,136,176        1,813,670          (20%)          (5%)
       Interest expense                                       478,966          922,389          693,838          (48%)         (31%)
                                                        --------------   --------------   --------------
          Revenues, net of interest expense                 1,239,178        1,213,787        1,119,832            2%           11%
                                                        --------------   --------------   --------------

   NON-INTEREST EXPENSES
       Employee compensation and benefits                     633,642          635,125          523,052            0%           21%
       Floor brokerage, exchange and clearance fees            39,749           35,573           42,925           12%           (7%)
       Communications and technology                          104,673          115,034          111,917           (9%)          (6%)
       Occupancy                                               44,206           31,257           37,587           41%           18%
       Advertising and market development                      23,524           33,832           25,690          (30%)          (8%)
       Professional fees                                       33,824           37,428           42,522          (10%)         (20%)
       Other expenses                                          86,033           72,574          126,174           19%          (32%)
                                                        --------------   --------------   --------------
          Total non-interest expenses                         965,651          960,823          909,867            1%            6%
                                                        --------------   --------------   --------------
       Income before provision for income taxes and
          cumulative effect of change in accounting
          principle                                           273,527          252,964          209,965            8%           30%
       Provision for income taxes                              93,001           87,010           55,019            7%           69%
                                                       --------------   --------------   --------------
       Income before cumulative effect of change in
          accounting principle                                180,526          165,954          154,946            9%           17%
       Cumulative effect of change in accounting
          principle, net of tax                                     -           (6,273)               -             -             -
                                                        --------------   --------------   --------------
       Net income                                           $ 180,526        $ 159,681        $ 154,946           13%           17%
                                                        ==============   ==============   ==============

       Net income applicable to common shares               $ 170,748        $ 149,903        $ 145,168           14%           18%
                                                        ==============   ==============   ==============

       Adjusted net income used for diluted earnings
          per share (1)                                     $ 190,739        $ 167,544        $ 157,118           14%           21%
                                                        ==============   ==============   ==============

       Basic earnings per share                             $    1.39        $    1.11(2)     $    1.14           25%           22%
                                                        ==============   ==============   ==============
       Diluted earnings per share                           $    1.29        $    1.06(2)     $    1.08           22%           19%
                                                        ==============   ==============   ==============

       Weighted average common and common equivalent
          shares outstanding:
               Basic                                      134,793,949      149,080,028      136,671,817
                                                        ==============   ==============   ==============
               Diluted                                    148,115,050      158,617,123      145,040,061
                                                        ==============   ==============   ==============

       Cash dividends declared per common share             $    0.15        $    0.15        $    0.15
                                                        ==============   ==============   ==============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) Amount reflects earnings per share after change in accounting principle. Basic earnings per share and diluted earnings per share before the change in accounting principle were $1.15 and $1.10, respectively.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                               SELECTED FINANCIAL INFORMATION
                                               ------------------------------
                                                        (UNAUDITED)
                                                        -----------


                                                                                     Three Months Ended
                                                          -----------------------------------------------------------------------
                                                           February 28,      November 30,   August 31,    May 25,    February 23,
                                                               2002              2001         2001         2001         2001
                                                          --------------    -----------------------------------------------------
                                                                 (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                           $ 1,239,178      $ 1,119,832  $ 1,204,758  $ 1,368,658  $ 1,213,787
Net income                                                  $   180,526      $   154,946  $   134,572  $   169,493  $   159,681
Net income applicable to common shares                      $   170,748      $   145,168  $   124,794  $   159,715  $   149,903
Adjusted net income used for diluted earnings per share(1)  $   190,739      $   157,118  $   141,866  $   183,046  $   167,544
Earnings per common share:
     Basic                                                       $ 1.39           $ 1.14       $ 1.00       $ 1.23       $ 1.11(2)
     Diluted                                                     $ 1.29           $ 1.08       $ 0.95       $ 1.18       $ 1.06(2)

Financial Ratios
----------------
Return on average common equity (annualized)                      15.2%            13.9%        12.2%        15.0%        13.6%
Adjusted pre-tax profit margin (3)                                24.9%            20.6%        19.5%        22.5%        23.4%
Pre-tax profit margin (4)                                         22.1%            18.7%        17.0%        19.5%        20.8%
After-tax profit margin (5)                                       14.6%            13.8%        11.2%        12.4%        13.2%
Compensation & benefits/Revenues, net of interest expense         51.1%            46.7%        52.7%        53.7%        52.3%

Balance Sheet
-------------
Stockholders' equity, at period end                         $ 5,760,905      $ 5,628,527  $ 5,148,394  $ 5,534,723  $ 5,621,405
Total stockholders' equity and trust issued preferred
  securities, at period end                                 $ 6,323,405      $ 6,391,027  $ 5,910,894  $ 6,297,223  $ 6,121,405
Total capital, at period end                                $31,063,625      $29,820,080  $28,655,969  $27,566,286  $25,768,270
Book value per common share, at period end                  $     34.95      $     33.84  $     32.34  $     32.57  $     31.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                            $ 34,600         $ 34,300     $ 34,600     $ 42,200     $ 37,600
Margin debt balances, average for period                       $ 35,100         $ 32,500     $ 38,300     $ 37,800     $ 42,000
Customer short balances, at period end                         $ 54,500         $ 55,000     $ 53,000     $ 61,400     $ 53,800
Customer short balances, average for period                    $ 47,300         $ 45,200     $ 49,800     $ 50,600     $ 55,000
Stock borrowed, at period end                                  $ 37,300         $ 38,700     $ 39,300     $ 45,900     $ 41,400
Stock borrowed, average for period                             $ 45,600         $ 43,500     $ 46,100     $ 45,400     $ 49,300
Free credit balances, at period end                            $ 17,900         $ 18,100     $ 20,300     $ 15,900     $ 17,300
Free credit balances, average for period                       $ 19,600         $ 21,400     $ 19,700     $ 17,900     $ 18,300
Assets under management, at period end                         $ 25,800         $ 24,200     $ 23,500     $ 22,600     $ 21,500
Employees, at period end                                         10,341           10,452       11,147       10,855       11,298
Common shares and common share equivalents outstanding,
  at period end                                             147,040,102      146,465,210  149,669,365  156,485,942  159,125,959
Weighted average common and common equivalent shares
  outstanding:
     Basic                                                  134,793,949      136,671,817  140,331,572  145,455,590  149,080,028
     Diluted                                                148,115,050      145,040,061  149,056,301  154,825,604  158,617,123




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.
(2) After change in accounting principle.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.